SUMMARY PROSPECTUS

Lord Abbett Global Select Equity Fund

MARCH 1, 2019

CLASS/TICKER
CLASS A	LGSAX	CLASS I	LGSIX	CLASS R5	LGSVX
CLASS C	LGECX	CLASS R2	LGSQX	CLASS R6	LGSWX
CLASS F	LGSFX	CLASS R3	LGSRX
CLASS F3	LGSOX	CLASS R4	LGSUX

Important Information:
Intent to adopt alternate shareholder report delivery
option under SEC Rule 30e-3

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with a Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Funds at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting a Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated March 1, 2019, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 224 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	C	F, F3, I, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	F3	I	R2

Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.10%	None	None	0.60%

Other Expenses	12.02%	12.02%	12.02%	11.91%	12.02%	12.02%

Total Annual Fund Operating Expenses	12.87%	13.62%(4)	12.72%(4)	12.51%(4)	12.62%(4)	13.22%

Fee Waiver and/or Expense Reimbursement(5)	(11.82)%	(11.82)%	(11.92)%(6)	(11.82)%	(11.82)%	(11.82)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.05%	1.80%	0.80%	0.69%	0.80%	1.40%

SUMMARY – GLOBAL SELECT EQUITY FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R3	R4	R5	R6

Management Fees	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.50%	0.25%	None	None

Other Expenses	12.02%	12.02%	12.02%	11.91%

Total Annual Fund Operating Expenses	13.12%(4)	12.87%(4)	12.62%(4)	12.51%(4)

Fee Waiver and/or Expense Reimbursement(5)	(11.82)%	(11.82)%	(11.82)%	(11.82)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.30%	1.05%	0.80%	0.69%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase. More information about the CDSC is provided in the “Sales Charges” section of the prospectus.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(5)

For the period from August 1, 2018 through February 29, 2020, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, and acquired fund fees and expenses, to an annual rate of 0.69% for each of Class F3 and R6 shares and 0.80% for each other class of shares. This agreement may be terminated only by the Fund’s Board of Trustees.

(6)

For the period from August 1, 2018 through February 29, 2020, Lord Abbett Distributor LLC has contractually agreed to waive the Fund’s 0.10% Rule 12b-1 fee for Class F shares. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SUMMARY – GLOBAL SELECT EQUITY FUND

Class	If Shares Are Redeemed		If Shares Are Not Redeemed

	1 Year	3 Years	1 Year	3 Years

Class A Shares	$676	$3,003	$676	$3,003

Class C Shares	$283	$2,757	$183	$2,757

Class F Shares	$82	$2,532	$82	$2,532

Class F3 Shares	$70	$2,488	$70	$2,488

Class I Shares	$82	$2,515	$82	$2,515

Class R2 Shares	$143	$2,661	$143	$2,661

Class R3 Shares	$132	$2,637	$132	$2,637

Class R4 Shares	$107	$2,576	$107	$2,576

Class R5 Shares	$82	$2,515	$82	$2,515

Class R6 Shares	$70	$2,488	$70	$2,488

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the period from July 30, 2018 (commencement of operations) to October 31, 2018, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund invests principally in a diversified portfolio of equity securities of global issuers across all market capitalizations. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Under normal conditions, the Fund will invest at least 40% of its net assets, unless conditions are deemed to be unfavorable, in which case the Fund will invest at least 30% of its net assets, in securities of non-U.S. companies. The Fund normally will invest in companies located in at least three countries outside of the U.S. The Fund may at times concentrate its investments in the U.S. The Fund uses a “blend” strategy to gain investment exposure to growth, core, and value stocks.

The Fund’s principal investments include the following types of securities and other financial instruments:

•

Equity securities of large and mid-sized companies, and, to a lesser extent, small companies. The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered

SUMMARY – GLOBAL SELECT EQUITY FUND

trusts). The Fund considers equity securities to include warrants, rights offerings, convertible securities, equity-linked securities, and other investments (including derivatives) that are convertible or exercisable into the equity securities described above.

•

Foreign companies whose securities may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund also may invest in supranational organizations. Although the Fund is not required to hedge its exposure to any currency, it may choose to do so. The Fund may invest without limitation in securities of issuers of foreign countries, including emerging market countries.

•	Growth companies that the Fund’s portfolio management team believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the Fund’s portfolio management team believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

The Fund may invest in exchange-traded funds (“ETFs”). The Fund also may invest up to 20% of its net assets in debt securities. This limit does not apply to the Fund’s investment in convertible debt securities. The Fund may invest in debt securities of any credit quality, maturity, or duration.

The Fund also may invest in various types of structured securities, including, but not limited to, participation notes and structured notes to gain exposure to certain securities, currencies, or markets.

Consistent with its investment objective and policies, the Fund may invest in derivatives. The Fund may use derivatives for risk management purposes, including to hedge against a decline in the value of certain investments and to adjust the investment characteristics of its portfolio. The Fund also may invest in derivatives for non-hedging purposes to increase its investment return or income. For example, the Fund may manage cash by investing in futures or other derivatives that provide efficient short-term investment exposure to broad equity markets. Some examples of the types of derivatives in which the Fund may invest are forward contracts, futures, options, and swap agreements.

The Fund utilizes fundamental research to select securities, while also considering the portfolio’s exposure to regions, countries, currencies, industries, and other factors. A security may be sold when it is deemed less likely to benefit from the current market and economic environment or shows signs of deteriorating fundamentals, among other reasons. The Fund may engage in active and frequent trading of its portfolio securities. The Fund seeks to remain fully invested in

SUMMARY – GLOBAL SELECT EQUITY FUND

accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may not achieve its objective. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

New Fund Risk: The Fund is recently organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, the Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

•

Equity Securities Risk: Equity securities, such as common and preferred stock, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition. Equity securities are generally subordinated to bonds or other debt instruments in a company’s capital structure.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the

SUMMARY – GLOBAL SELECT EQUITY FUND

value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs and GDRs. ADRs and GDRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Investments in securities denominated in foreign (including emerging market) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. Foreign currency exchange rates may fluctuate significantly over short periods of time. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

SUMMARY – GLOBAL SELECT EQUITY FUND

•

Geographic Concentration Risk: To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such region may have a greater impact on Fund performance relative to a more geographically diversified fund.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and small company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

SUMMARY – GLOBAL SELECT EQUITY FUND

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

Structured Securities Risk: A structured security is a type of instrument designed to offer a return linked to particular underlying securities, currencies, or markets. The Fund’s investments in structured securities involve the same risks associated with direct investments in the underlying securities or other instruments they seek to replicate, as well as additional risks. For example, the Fund is subject to the risk that the issuer and/or the counterparty of the structured security may be unable to perform under the terms of the instrument, or may disagree as to the meaning or application of such terms. In addition, there can be no assurance that the structured securities will trade at the same price or have the same value as the

SUMMARY – GLOBAL SELECT EQUITY FUND

underlying securities or other instruments. The secondary markets on which the structured securities are traded may be less liquid than the market for other securities, or may be completely illiquid. Therefore, the Fund may be exposed to the risks of mispricing or improper valuation. Also, this may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to

SUMMARY – GLOBAL SELECT EQUITY FUND

rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

ETF Risk: Investments in ETFs are subject to a variety of risks, including the risks associated with a direct investment in the underlying securities that the ETF holds. For example, (i) there can be no assurance that active trading markets for an ETF’s shares will develop or be maintained, and (ii) ETF shares may trade at a significant premium or discount to the ETF’s NAV. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. As a result, the Fund and its shareholders, in effect, will absorb two levels of fees with respect to investments in ETFs.

•

Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and changes in local, regional, or general economic conditions.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid.

SUMMARY – GLOBAL SELECT EQUITY FUND

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains, distributions from which are taxable as ordinary income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds–Principal Risks” section in the prospectus.

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund is recently organized and has not completed a full calendar year of performance since it commenced operations on July 30, 2018. Performance for the Fund, which provides some indication of the risks of investing in the Fund, will vary from year to year. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager.

Portfolio Manager/Title	Member of the Portfolio Management Team Since

Asad A. Mawjee, Portfolio Manager	2018

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

SUMMARY – GLOBAL SELECT EQUITY FUND

Investment Minimums — Initial/Additional Investments

Class	A and C(1)	F, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, unless you are a tax-exempt investor or investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Any withdrawals from such a tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – GLOBAL SELECT EQUITY FUND

NOTES:

Investment Company Act File Number: 811-07538

00217891 GSEF-7SUM (03/19)